Sub-Item 77Q1: Exhibits.

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

Amendment No. 33 to the Agreement and Declaration of Trust of the Trust, dated August 22, 2013, is incorporated herein by reference to Exhibit (a)(34) in Registrant’s Post-Effective Amendment No. 102 filed with the Commission on October 15, 2013 (Accession No. 0001193125-13-400061).